UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

                               AMERICAN BIO MEDICA CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY	12106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 518-758-8158

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABMC	Over-the-counter-Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01  OTHER EVENTS

As previously disclosed, American Bio Medica Corporation (the “Company”) relied on the order (the “SEC Order”) issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (Release No. 34-88465) pursuant to the SEC’s authority under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from certain provisions of the Exchange Act and the rules thereunder related to the reporting requirements for certain public companies, subject to the satisfaction of certain conditions, to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”). As indicated in a Form 12b-25 filed with the U.S. Securities and Exchange Commission (“the Commission”) today, the Company expects to file its Form 10-K by May 29, 2020.

The Company is therefore relying on the same SEC order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”).

Until the Company finalizes the Form 10-K, it will be unable to file the Form 10-Q without unreasonable effort and expense. The impact of COVID-19 on the Company’s future financial condition and results of operations is still uncertain, but, the Company, its consultants and advisors are being impacted by restrictions imposed due to COVID-19; specifically as a smaller reporting company, the Company already has limited financial and personnel resources. The Company’s limited management personnel are involved in other tasks and this is diverting management resources from completing the tasks necessary to file the 10-K and the 10-Q by the original due dates.

In reliance on the SEC Order, the Company believes it will be able to file the Form 10-Q on or by June 29, 2020, which is within the 45-day extension period allowed by the SEC Order.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties (which are further disclosed in our periodic reports), as well as the possible impact of the COVID-19 pandemic on our business, employees, consultants, service providers, shareholders, investors and creditors, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

Dated: May 14, 2020	By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
Chief Executive Officer (Principal Executive Officer) Principal Financial Officer